                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 1, 2005
                                                          -------------
                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

             New York                     0-3319               13-1784308
             --------                     ------               ----------
   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)              File Number)          Identification No.)

              One Commerce Park, Valhalla, NY                    10595
              -----------------------------------------------------------
              (Address of Principal Executive Offices)         (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On  April   1,   2005,   the   registrant   entered   into  an
            Administrative  Agreement (the  "Administrative  Agreement") between the registrant,  RFI Corporation  ("RFI") and the Defense  Logistics
            Agency, a component of the U.S. Department of Defense. A copy of the
            Administrative  Agreement  is attached  hereto as EXHIBIT  99.01 and incorporated  herein by  reference.  The  following  summary  of the
            Administrative  Agreement  does not  purport to be  complete  and is subject to and  qualified in its entirety by reference to the actual text of such agreement.  The Administrative  Agreement provides that the  registrant's  subsidiary,  RFI, will not be debarred from doing business with U.S.  Government entities so long as RFI maintains its compliance  program and  adheres to the terms of the  Administrative
            Agreement.

                  On April 5, 2005,  the  registrant  entered into a consent and eighth  amendment  ("Amendment  No.  8") to that  certain  loan  and security agreement by and among the registrant,  Bertan High Voltage
            Corp.,  RFI,  Del Medical  Imaging  Corp.  and GE  Business  Capital
            Corporation  f/k/a  Transamerica  Business Capital  Corporation (the
            "Lender") dated June 10, 2002 (the "Loan and Security Agreement"). A copy of  Amendment  No.  8 to the  Loan and  Security  Agreement  is
            attached  hereto  as  EXHIBIT  99.02  and  incorporated   herein  by
            reference.  The following summary of Amendment No. 8 to the Loan and
            Security Agreement does not purport to be complete and is subject to and  qualified  in its  entirety by  reference to the actual text of such agreement.  All  capitalized  terms used but not defined herein shall have the  respective  meanings  assigned  to such terms in the
            Loan and  Security  Agreement.  The  terms in the Loan and  Security
            Agreement  were  amended to (i) permit  the  Borrowers  to use up to
            $300,000  of the  proceeds  of the Loans to pay  additional  amounts owing by RFI to the  Department  of Defense of the United  States in
            connection with the settlement of the investigation conducted by the
            Department  of Justice of the United  States with respect to RFI and
            (ii) provide that in no event shall the aggregate amount of the Loan and the Letters of Credit  outstanding at any time (x) in respect of
            Eligible  Inventory  exceed  $2,000,000  or (y) exceed  the  Maximum
            Amount of the Facility.

ITEM 8.01.  OTHER EVENTS

                  On April  5,  2005,  the  registrant  issued  a press  release announcing that (i) it has reached an administrative  agreement with the Defense Logistics Agency, a component of the U.S.  Department of
            Defense, which provides that the registrant's subsidiary,  RFI, will not be debarred from doing business with U.S. Government entities so long as RFI  maintains  its  compliance  program  and adheres to the terms of the  administrative  agreement,  (ii) the  Medical  Systems
            Group received a blanket order for 15 units of its EPEX(TM)  Digital
            Radiographic  System  from  a  distributor  for  provincial  Chinese facilities,  (iii)  earlier this month at the  European  Congress of

            Radiology in Vienna,  Austria,  the Medical Systems Group introduced the Apollo(TM) Remove Control  Radiographic/Fluoroscopic  System and
            (iv) the registrant  donated two military  portable X-ray devices to support tsunami disaster relief efforts in Asia.

            For additional  information,  reference is made to the press release attached hereto as Exhibit 99.03.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Financial Statements of Businesses Acquired.

                 Not Applicable.

            (b)  Pro Forma Financial Information.

                 Not Applicable.

            (c)  Exhibits

   Exhibit No.      Exhibits
   -----------      --------

   99.01            Administrative  Agreement  dated  the 1st day of April  2005 between  the  registrant,  RFI  Corporation  and the Defense
                    Logistics Agency.

   99.02            Consent  and Eighth  Amendment  dated as of April 5, 2005 to the Loan and Security Agreement by and among the registrant,
                    Bertan High  Voltage  Corp.,  RFI  Corporation,  Del Medical
                    Imaging  Corp.  and GE Business  Capital  Corporation  f/k/a
                    Transamerica Business Capital Corporation,  dated as of June
                    10, 2002.

   99.03            Press Release dated April 5, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEL GLOBAL TECHNOLOGIES CORP.
                                            -----------------------------
                                                     (Registrant)

Date: April 5, 2005
                                            By: /s/ Mark A. Koch
                                                --------------------------------
                                                Mark A. Koch
                                                Principal Accounting Officer and
                                                Treasurer

                                  EXHIBIT INDEX

   Exhibit No.      Exhibits
   -----------      --------

   99.01            Administrative  Agreement  dated  the 1st day of April  2005 between  the  registrant,  RFI  Corporation  and the Defense
                    Logistics Agency.

   99.02            Consent  and Eighth  Amendment  dated as of April 5, 2005 to the Loan and Security Agreement by and among the registrant,
                    Bertan High  Voltage  Corp.,  RFI  Corporation,  Del Medical
                    Imaging  Corp.  and GE Business  Capital  Corporation  f/k/a
                    Transamerica Business Capital Corporation,  dated as of June
                    10, 2002.

   99.03            Press Release dated April 5, 2005.